Exhibit 10.50

Execution Version

AMENDMENT NUMBER ONE TO
AIRCRAFT LEASE AGREEMENT

Dated as of November 10, 2008

AMONG

C.I.T. LEASING CORPORATION
as Lessor

AND

HAWAIIAN AIRLINES, INC.
as Lessee

Concerning:

One (1) Airbus A330-200 Aircraft
Two (2) Rolls-Royce Trent 772B Engines

AMENDMENT NUMBER ONE TO AIRCRAFT LEASE AGREEMENT

This AMENDMENT NUMBER ONE TO AIRCRAFT LEASE AGREEMENT (this “Amendment”) is dated as of November 10, 2008 and is entered into between C.I.T. LEASING CORPORATION, a company organized and existing under the applicable laws of the State of Delaware (“Lessor”) and HAWAIIAN AIRLINES, INC., a company organized and existing under the applicable laws of Delaware (“Lessee”).

RECITALS

WHEREAS, Lessor and Lessee have previously entered into that certain Aircraft Lease Agreement dated as of October 31, 2008 (as amended and supplemented to date, the “Lease”);

WHEREAS, pursuant to the Lease, Lessee has agreed to lease from Lessor one (1) Airbus model A330-200aircraft, equipped with two (2) Rolls-Royce Trent 772B engines (as more fully described and defined in the Lease, the “Aircraft”);

WHEREAS, Lessor and Lessee entered into a Side Letter Agreement dated October 31, 2008 (the “Side Letter”), in which Lessee was given the option to accelerate the Scheduled Delivery Date from November 2010 to April 2010, and Lessee has elected to exercise that option in accordance with the Side Letter; and

WHEREAS, Lessee and Lessor desire to amend the provisions of the Lease as set forth herein.

NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lessor and Lessee hereby agree as follows:

AGREEMENT

1.             Definitions.  Capitalized terms not otherwise defined herein shall have the meanings given to them in the Lease.

2.             Appendix 2A to Lease, Section 1.  Section 1 of Appendix 2A to the Lease is amended by deleting “November” and replacing it with “April”.

3.             Effectiveness of this Amendment.  The modifications and amendments to the terms of the Lease contained in and made by this Amendment shall be effective as of the date hereof.

4.             No Other Modification.  Except as specifically provided herein, all of the terms and conditions of the Lease, including but not limited to all of Lessee’s obligations and liabilities set forth therein, remain unmodified and are in full force and effect and the parties hereto hereby ratify the same.  On and after the date hereof, each reference in the Lease to “this Lease”, “hereunder”, “hereof”, or words of like import referring to the Lease shall mean and be a reference to the Lease as amended by this Amendment.

5.             Miscellaneous.

(a)       Governing Law.  THIS AMENDMENT SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, NEW YORK, U.S.A. APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE WITHOUT REGARD FOR CONFLICT OF LAW PRINCIPLES (OTHER THAN THE PROVISIONS OF SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

(b)       Successors and Assigns.  Subject to the provisions of Article 25 of the Lease, the terms and provisions of this Amendment and each other Operative Document shall be binding upon and inure to the benefit of Lessor and Lessee and their respective successors and permitted assigns.

(c)       Counterparts.  This Amendment may be executed in counterparts, each of which will constitute one and the same document.

(d)       Transaction Costs.  Each party hereto agrees to pay its own costs and expenses incurred in connection with the preparation, execution and delivery of this Amendment and any other documents delivered in connection herewith, including without limitation, the fees, expenses and disbursements of counsel.

(e)       Time is of the Essence.  Time and strict and punctual performance are of the essence with respect to each provision of this Amendment.

(f)        Entire Agreement.  This Amendment constitutes the entire agreement of Lessor and Lessee concerning the revisions to the Scheduled Delivery Date and supersedes and cancels any and all previous negotiations, arrangements, agreements, understandings or letters of interest or intent with respect thereto.

(g)       Further Assurances.  Each of Lessor and Lessee hereby confirms for the benefit of the other party that it will promptly and duly execute and deliver any such further documents and assurances and take such further actions as the other party hereto may from time to time reasonably request in order to more effectively carry out the intent and purpose of this Amendment.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Lessor and Lessee have caused their duly authorized representatives to execute and deliver this Amendment Number One to Aircraft Lease Agreement as of the date first above written.

HAWAIIAN AIRLINES, INC.	C.I.T. LEASING CORPORATION
Lessee	Lessor

By:	By:

Name:	Name:

Title:	Title:

By:

Name:

Title:

(Signature Page)